                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

         | |  Preliminary Proxy Statement

         | |  Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))

         | |  Definitive Proxy Statement

         |X|  Definitive Additional Materials

         | |  Soliciting Material Under Rule 14a-12

                           TRI-CONTINENTAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                             WESTERN INVESTMENT LLC
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                          PARADIGM PARTNERS, N.W., INC.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                 MICHAEL DUNMIRE
                                   PAUL DEROSA
                                  DAVID B. FORD
                                 ELYSE NAKAJIMA
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         |X|  No fee required.

         | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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         | |  Fee paid previously with preliminary materials:

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         | |  Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid

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         (2)  Form, Schedule or Registration Statement No:

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         (3)  Filing Party:

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         (4)  Date Filed:

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                                EXPLANATORY NOTE

         Western   Investment   Hedged   Partners   L.P.   together  with  other
participants  ("Western  Investment")  is  filing  materials  contained  in this
Schedule  14A  with the  Securities  and  Exchange  Commission  relating  to the
definitive  proxy  statement  and  accompanying   proxy  cards  filed  with  the
Securities  and  Exchange  Commission  on  August  22,  2006  and to be  used in
connection  with  the  special   meeting  of  stockholders  of   Tri-Continental
Corporation  (the  "Company")  scheduled to be held on  September  28, 2006 (the
"special  meeting")  to  solicit  votes in support  of the  election  of Western
Investment's  slate of director  nominees and against  certain of the  Company's proposals at the special meeting.  Western Investment urges stockholders to read its definitive proxy statement because it contains important information.

         ITEM 1.

         On September  1, 2006 Western  Investment  issued the  following  press release.

 WESTERN INVESTMENT UNCOVERS TRI-CONTINENTAL ANNUAL MEETING EXPENSES IN EXCESS
   OF $1 MILLION -- UNNECESSARY SPECIAL MEETING AND ELECTION EXPECTED TO COST
                             STOCKHOLDERS EVEN MORE

SALT LAKE CITY (September 1, 2006): Western Investment Hedged Partners L.P.
(Western Investment) today announced that a recent report by Tri-Continental
Corporation (NYSE: TY) reveals that Tri-Continental spent over $1 million of stockholders' money unsuccessfully soliciting support for the election of its candidates at the Company's annual meeting last May. The report revealed that the exact number appeared to be $1,093,551, in contrast to comparable expenses in 2005 of only $119,000. We are not surprised that Tri-Continental, under J. &
W. Seligman & Co. Incorporated's management, has failed to disclose in its current proxy statement the substantial cost incurred for the May 2006 annual meeting. We believe that stockholders should have been provided with this important information prior to management asking them to cast their votes, but instead management chose to delay releasing it.

Commenting on the disclosure, Arthur Lipson of Western Investment stated,
"Instead of accepting the clear and unambiguous results of the May vote,
Tri-Continental has called a special meeting of stockholders to try again to elect the identical slate of directors stockholders have just rejected. There is no compelling reason for this new election - management's nominees would have remained in office until the Company's 2007 annual meeting at which time an election for their successors would be held. Tri-Continental has indicated that it expects to spend in excess of $1.4 million of stockholder money on this unnecessary special meeting and election, which, if management is successful, will not change anything except to further entrench Seligman."

Mr. Lipson continued, "I'm not really surprised by this arrogant waste of stockholder funds. Seligman, for reasons that remain unclear to us, appears intent upon keeping independent stockholder representation out of the
Tri-Continental boardroom and is willing to spend whatever it takes to do so.
It's not their money they are spending, so cost is evidently not a factor in their thinking."

Mr. Lipson concluded, "I expect Tri-Continental stockholders to react to this new information the same way we have - with outrage and recognition of the need for a truly independent stockholder voice on the Tri-Continental board.
Stockholders have the power to make that happen, and I urge them to use it by voting their shares for the Western Investment slate of independent, experienced and successful investment management professionals on the GOLD proxy today."

Tri-Continental stockholders who have questions or require assistance in voting their GOLD proxy should contact Innisfree M&A Incorporated, toll-free at (877)
456-3510. (Banks and brokers may call collect at (212) 750-5833).

Contact:
INNISFREE M&A INCORPORATED
Michael Brinn
212-750-8253

                CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT

         Western  Investment  Hedged  Partners  L.P.   ("Western   Investment"),
together with the other Participants (as defined below), made a filing on August
22,  2006  with  the  SEC of a  proxy  statement  (the  "Proxy  Statement")  and accompanying  proxy cards to be used,  among other  things,  to solicit votes in support of the  election of the  Participants'  slate of director  nominees  and against certain of Tri-Continental  Corporation's  (the "Company")  proposals at the  special  meeting  (the  "special  meeting")  of the Company  scheduled  for
September 28, 2006.

         Western  Investment advises all stockholders of the Company to read the
Proxy  Statement and other proxy  materials  relating to the special  meeting as they become available  because they contain  important  information.  Such proxy
materials   are   available   at  no   charge   on  the   SEC's   web   site  at
http://www.sec.gov.  In addition,  the  Participants  in the  solicitation  will provide copies of the proxy materials,  without charge,  upon request.  Requests for copies should be directed to the  Participants'  proxy solicitor,  Innisfree
M&A  Incorporated,  at its  toll-free  number:  (877)  456-3510 or by e-mail at:
mbrinn@innisfreema.com.

         The  Participants  in the proxy  solicitation  are Western  Investment,
Western Investment LLC, Arthur D. Lipson,  Western Investment  Activism Partners
LLC,  Western   Investment  Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
Institutional Partners,  L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus
Management,  L.L.C.,  Paradigm  Partners,  N.W., Inc.,  Scott Franzblau,  Robert
Ferguson,  Michael Dunmire,  Paul DeRosa,  David B. Ford and Elyse Nakajima (the
"Participants").  Information  regarding  the  Participants  and their direct or indirect  interests is available in the Schedule 13D jointly  filed with the SEC on January 6, 2006, as  subsequently  amended on January 10, 2006,  February 15,
2006, March 3, 2006, May 12, 2006, and July 12, 2006, and the Proxy Statement.